UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 5, 2014 (December 18, 2013)

Jones Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36006	80-0907968
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

807 Las Cimas Parkway, Suite 350 Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (512) 328-2953

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 18, 2013, Jones Energy, Inc. (the “Company”) announced the consummation of the previously announced acquisition of certain oil and natural gas properties in the Anadarko Basin from Sabine Mid-Continent LLC (“Sabine”) pursuant to a Purchase and Sale Agreement, dated November 22, 2013, by and between Jones Energy Holdings, LLC, a subsidiary of the Company, and Sabine (the “Acquisition”).

This Form 8-K/A amends the Current Report on Form 8-K of the Company filed with the United States Securities and Exchange Commission on December 19, 2013 related to the consummation of the Acquisition. This amendment includes historical audited financial statements of the businesses acquired for the period from January 1, 2013 through December 17, 2013 and unaudited pro forma financial information of the Company as of September 30, 2013 and for the nine months ended September 30, 2013.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired

The audited financial statements of Sabine for the period from January 1, 2013 through December 17, 2013, and the related notes thereto, together with the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, concerning those statements and related notes, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b)                                 Pro Forma Financial Information

Unaudited pro forma condensed consolidated financial information of the Company is attached hereto as Exhibit 99.2 and incorporated herein by reference.

•                  Introduction

•                  Unaudited pro forma condensed consolidated balance sheet as of September 30, 2013

•                  Unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2013

•                  Notes to unaudited pro forma condensed consolidated financial statements

(d)                                 Exhibits

EXHIBIT NUMBER	DESCRIPTION
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Sabine’s audited financial statements and related footnotes for the period from January 1, 2013 through December 17, 2013.

99.2	Unaudited pro forma condensed consolidated financial statements of the Company, giving effect to the Acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES ENERGY, INC.

Date: March 5, 2014	By:	/s/ Robert J. Brooks
Robert J. Brooks
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Sabine’s audited financial statements and related footnotes for the period from January 1, 2013 through December 17, 2013.

99.2	Unaudited pro forma condensed consolidated financial statements of the Company, giving effect to the Acquisition.